UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 3, 2010
HAEMONETICS CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	1-14041	04-2882273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Wood Road	02184
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 781-848-7100
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
Haemonetics Corporation’s Annual Meeting of Stockholders was held on July 29, 2010. At the meeting:
1) Susan Barlett Foote, Pedro P. Grandaillo, and Mark W. Kroll, Ph.D. were elected to serve as directors of Haemonetics; and
2) The selection of Ernst & Young LLP to serve as the independent registered public accounting firm of Haemonetics Corporation for fiscal year 2011 was ratified.
Below are the number of votes cast for or against, the number of abstentions and the number of broker non-votes:
Election of Directors:

Director	Votes For	Withheld	Broker Non-Votes
Susan Barlett Foote	22,338,135	306,597	819,435
Pedro P. Granadillo	22,339,228	305,504	819,435
Mark W. Kroll Ph.D.	22,349,243	295,489	819,435
Ratification of Auditors:

Votes For	Votes Against	Abstain	Broker Non-Votes
22,616,505	844,005	3,657	—

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAEMONETICS CORPORATION (Registrant)
Date: August 3, 2010	/s/ Christopher Lindop
Christopher Lindop, Chief Financial Officer
and VP Business Development

3